                                                            HOLDING EXHIBIT 24.2


                            3333 HOLDING CORPORATION

                                POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Stephen M. Weinberg, with full power of substitution in the premises, as the undersigned's true and lawful agent and attorney-in-fact (the "Attorney-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of 3333 Holding Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the Company's fiscal year ended March 31, 2001, together with any and all amendments thereto.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorney-in-Fact, may not be revoked until the Attorney-in-Fact has received five days' written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of June, 2001.




                                      /s/ Josiah O. Low, III
                                      -----------------------------------------
                                      Josiah O. Low, III
                                      Director
                                      3333 Holding Corporation

                            3333 HOLDING CORPORATION

                                POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Stephen M. Weinberg, with full power of substitution in the premises, as the undersigned's true and lawful agent and attorney-in-fact (the "Attorney-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of 3333 Holding Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the Company's fiscal year ended March 31, 2001, together with any and all amendments thereto.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorney-in-Fact, may not be revoked until the Attorney-in-Fact has received five days' written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of June, 2001.




                                       /s/ David M. Sherer
                                       ---------------------------------------
                                       David M. Sherer
                                       Director
                                       3333 Holding Corporation

                            3333 HOLDING CORPORATION

                                POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Stephen M. Weinberg, with full power of substitution in the premises, as the undersigned's true and lawful agent and attorney-in-fact (the "Attorney-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of 3333 Holding Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the Company's fiscal year ended March 31, 2001, together with any and all amendments thereto.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorney-in-Fact, may not be revoked until the Attorney-in-Fact has received five days' written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of June, 2001.




                                      /s/ Roger O. West
                                      ---------------------------------------
                                      Roger O. West
                                      Director
                                      3333 Holding Corporation